UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
____________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2020

CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
909 Silver Lake Boulevard, Dover, DE 19904
(Address of principal executive offices, including Zip Code)
(302) 734-6799
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Chesapeake Utilities Corporation (the “Company”) held its Annual Meeting of Stockholders (the "Annual Meeting") on May 7, 2020. As of the record date for the Annual Meeting, March 10, 2020, 16,422,459 shares of the Company’s common stock, the Company’s only class of equity securities entitled to vote, were outstanding. Of these shares, 15,038,206 were present or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting. Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.
Proposal 1: The stockholders voted on the election of one Class II director nominee who was elected to the Company’s Board to serve a two-year term ending in 2022 and until her successor is elected and qualified. The stockholders also voted on the election of four Class III director nominees, each of whom was elected to the Company’s Board to serve a three-year term ending in 2023 and until his/her successor is elected and qualified. The separate tabulation of votes for each nominee is as follows: (i) Lila A. Jaber - 12,820,297 votes for, 105,406 votes withheld; (ii) Thomas J. Bresnan - 12,561,995 votes for, 363,708 votes withheld; (iii) Ronald G. Forsythe, Jr. - 12,786,513 votes for, 139,190 votes withheld; (iv) Dianna F. Morgan - 12,088,665 votes for, 837,038 votes withheld; and (v) John R. Schimkaitis - 12,281,672 votes for, 644,031 votes withheld. There were 2,112,503 broker non-votes for each nominee. There were no abstentions for any nominee.
Proposal 2: The stockholders voted to approve, on an advisory non-binding basis, the compensation of our named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the "Say-on-Pay Proposal"). The stockholders approved, on an advisory non-binding basis, the Say-on-Pay Proposal. There were 12,458,414 affirmative votes, 333,290 negative votes, 133,999 abstentions and 2,112,503 broker non-votes.
Proposal 3: The stockholders voted to ratify, on the advisory non-binding proposal, the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The stockholders ratified, on an advisory non-binding basis, the appointment of Baker Tilly in this capacity. There were 14,638,984 affirmative votes, 352,929 negative votes, and 46,293 abstentions. There were no broker non-votes for this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Beth W. Cooper
Beth W. Cooper
Executive Vice President, Chief Financial Officer, and Assistant Corporate Secretary

Date: May 12, 2020